Exhibit 99.1

Momentus Inc. Announces Third Quarter 2022 Financial Results
SAN JOSE, CA – November 8, 2022 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that offers transportation and other in-space infrastructure services, today announced its financial results for the third quarter ended September 30, 2022.
Momentus Chief Executive John Rood made the following comments about the quarter:
“This was another eventful quarter at Momentus. Our talented engineering and operations team made solid progress during the quarter in our research and development efforts taking important strides toward our goal of being a leading provider of space infrastructure services that will enable the new space economy. Momentus placed five additional satellites in orbit during the quarter, successfully completed assembly and test of our next generation Orbital Service Vehicle (OSV), Vigoride 5, for launch on the SpaceX Transporter-6 mission targeted for next month, and advanced development of key technologies, such as our innovative and environmentally-friendly Microwave Electrothermal Thruster (MET) that uses water as a propellant.”
“We’re excited to be supporting some truly innovative work that will advance the technology boundaries in space. Next month, we are planning for Vigoride 5 to begin a several month mission that includes a hosted payload from CalTech that aims to demonstrate the ability to collect solar energy in space and transmit it to Earth. Their aim is to provide a new ground-breaking and environmentally-friendly way to meet energy needs on Earth.”
“Momentus is also thrilled to have signed a contract modification with NASA to transport two cube satellites that will perform cutting-edge research on weather events in space. This marks a big milestone in our efforts to grow into the Government market, which is an area we are prioritizing and see substantial opportunities for further growth.”
Third Quarter 2022 Business Highlights:
•The Company’s Vigoride 3 Orbital Service Vehicle (OSV) deployed five customer satellites during the third quarter of 2022, bringing the cumulative number of customer satellite deployments from Vigoride 3 to seven and the total number of Momentus customer satellites deployed from all platforms to eight.
•Applied lessons learned from the inaugural Vigoride mission to the next generation Vigoride 5 OSV in preparation for its planned launch on the SpaceX Transporter-6 mission, which is targeted for December 2022.
•Conducted an expanded ground-testing campaign on Vigoride 5 and its component systems, including simulated zero-gravity deployment testing of the solar array that will power Vigoride 5, and ground hot fire testing of Vigoride 5’s next-generation Microwave Electrothermal Thruster (MET) propulsion module.
•Completed ground vibration testing of the complete Vigoride 5 OSV to simulate the environment that it will experience on the SpaceX Falcon 9 launch vehicle. Subsequent to the close of the third quarter, Momentus completed thermal vacuum testing of Vigoride 5, which simulates the environment that it will encounter in space and concludes the overall Vigoride 5 environmental testing campaign.
•Subsequent to the close of the third quarter, integrated customer satellites onto Vigoride 5, completed its Flight Readiness Review and are preparing to ship the vehicle to its launch site in Cape Canaveral, FL.
•Signed a contract with a new commercial customer OHB LuxSpace to conduct a hosted payload mission.
•Signed a contract modification with NASA’s Kennedy Space Center for transportation of two satellites to custom orbits. This mission highlights the unique capabilities of Momentus' OSV to transport a customer satellite from the launch vehicle's standard drop-off orbit to its desired custom orbit. The NASA mission will perform cutting-edge research on space weather and Momentus is proud to provide the custom capabilities needed to support this work.
•Signed a Memorandum of Understanding with Sidus Space, under which Momentus will collaborate and provide transportation and payload-hosting services for its Lizziesat satellites.
•Put in place the framework for future capital raising efforts by filing an S-3 Universal Shelf Registration statement with a ceiling of $200M and launched a three-year, $50M At-The-Market Equity program.
Conference Call Information
Momentus Inc. will host a conference call to discuss the results today, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). To access the conference call, participants should dial +1 (800) 715-9871 and enter the conference ID number 3659704. International participants should dial +1 (646) 307-1963. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space/events-and-presentations. A recording of the webcast will also be available following the conference call.

About Momentus Inc.
Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development.
Forward-Looking Statements
This press release contains certain statements which may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on the Company’s business; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies (the “Security Director”); the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this press release. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investors.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Third Quarter 2022 Financial Results
MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Service revenue[1]	$129	$200	$179	$330
Cost of revenue[2]	14	(184)	26	(135)
Gross margin	115	384	153	465
Operating expenses:
Research and development expenses	10,571	9,047	31,438	39,747
Selling, general and administrative expenses	11,184	12,057	38,898	35,802
Total operating expenses	21,755	21,104	70,336	75,549
Loss from operations	(21,640)	(20,721)	(70,183)	(75,084)

Other income (expense):
Decrease (increase) in fair value of SAFE notes	—	26,924	—	209,291
Decrease (increase) in fair value of warrants	1,579	(2,712)	3,382	9,826
Realized loss on disposal of asset	(45)	—	(114)	—
Interest income	28	—	33	2
Interest expense	(1,261)	(4,328)	(4,166)	(8,685)
SEC settlement	—	—	—	(7,000)
Other income (expense)[3]	41	(4,778)	44	(4,965)
Total other income (expense)	342	15,107	(821)	198,469
Income (loss) before income taxes	(21,298)	(5,614)	(71,004)	123,385
Income tax provision	—	—	—	1
Net income ( loss)	$(21,298)	$(5,614)	$(71,004)	$123,384
Net income ( loss) per share, basic	$(0.26)	$(0.09)	$(0.88)	$2.06
Net income ( loss) per share, fully diluted	$(0.26)	$(0.09)	$(0.88)	$1.92
Weighted average shares outstanding, basic	82,066,795	60,589,566	81,122,541	59,873,199
Weighted average shares outstanding, fully diluted	82,066,795	60,589,566	81,122,541	64,232,537
1 - Prior year revenue recognized related to the cancellation of customer contracts, resulting in the forfeiture of customer deposits
2 - The reduction of cost of revenue represents the reversal of a contingency recorded during the prior year for loss contracts related to free slots on future missions. During the prior three months ended September 30, 2021, the Company signed amendments or terminations with those customers such that the services will no longer be free of charge. The reversed contingency was offset by costs incurred related to one of the cancelled contracts.
3 - Other expenses during the three months ended September 30, 2021 were due to the transaction costs allocated to the liability-classified warrant assumed in connection with the Business Combination.

MOMENTUS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2022	December 31, 2021

ASSETS
Current assets:
Cash and cash equivalents	$81,570	$160,036
Restricted cash, current	287	197
Prepaids and other current assets	10,939	9,431
Total current assets	92,796	169,664
Property, machinery and equipment, net	4,333	4,829
Intangible assets, net	343	349
Operating right-of-use asset	6,715	7,604
Deferred offering costs	309	—
Restricted cash, non-current	310	314
Other non-current assets	3,894	3,065
Total assets	$108,700	$185,825

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Accounts payable	1,596	1,911
Accrued expenses	7,881	9,785
Loan payable, current	10,844	20,907
Contract liabilities, current	1,226	—
Operating lease liability, current	1,140	1,189
Stock repurchase liability	10,000	—
Other current liabilities	110	5,075
Total current liabilities	32,797	38,867
Contract liabilities, non-current	1,178	1,554
Loan Payable, non-current	5,583	—
Warrant liability	2,367	5,749
Operating lease liability, non-current	6,425	7,284
Other non-current liabilities	459	483
Total non-current liabilities	16,012	15,070
Total liabilities	48,809	53,937
Commitments and Contingencies (Note 12)
Shareholders’ equity (deficit):
Common stock, $0.00001 par value; 250,000,000 shares authorized and 83,984,571 issued and outstanding as of September 30, 2022; 250,000,000 shares authorized and 81,211,781 issued and outstanding as of December 31, 2021	1	1
Additional paid-in capital	339,576	340,570
Accumulated deficit	(279,686)	(208,683)
Total shareholders’ deficit	59,891	131,888
Total Liabilities and Shareholders’ Deficit	$108,700	$185,825

MOMENTUS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(71,004)	$123,384
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	831	768
Amortization of debt discount and issuance costs	2,114	6,935
Amortization of right-of-use asset	889	971
Decrease in fair value of warrants	(3,382)	(9,826)
Decrease in fair value of SAFE notes	—	(209,291)
Impairment of prepaid launch costs	—	9,450
Loss on disposal of fixed and intangible assets	121	—
Stock-based compensation expense	8,564	11,187
Changes in operating assets and liabilities:
Prepaids and other current assets	(1,571)	(15,350)
Other non-current assets	(901)	(677)
Accounts payable	(328)	4,357
Accrued expenses	(1,873)	4,546
Accrued interest	92	—
Other current liabilities	(4,967)	4,829
Contract liabilities	851	(1,071)
Lease liability	(908)	(115)
Other non-current liabilities	(23)	5
Net cash used in operating activities	(71,495)	(69,897)

Cash flows from investing activities:
Purchases of property, machinery and equipment	(618)	(2,835)
Proceeds from sale of property, machinery and equipment	7	—
Purchases of intangible assets	(30)	(16)
Net cash used in investing activities	(641)	(2,852)

Cash flows from financing activities:
Proceeds from issuance of SAFE notes	—	30,853
Proceeds from issuance of loan payable	—	25,000
Proceeds from exercise of stock options	517	278
Proceeds from employee stock purchase plan	190	—
Repurchase of Section 16 Officer shares for tax coverage exchange	(265)	—
Payment of loan payable	(6,686)	—
Payment of debt issuance costs	—	(144)
Payment of warrant issuance costs	—	(31)
Payment for repurchase of common shares	—	(40,000)
Proceeds from issuance of common shares in PIPE	—	110,000
Payments of issuances costs related to PIPE	—	(4,416)
Proceeds from issuance of common stock upon Business Combination	—	128,167
Payments for issuance costs related to Business Combination	—	(21,285)
Net cash (used in) provided by financing activities	(6,244)	228,421

(Decrease) Increase in cash, cash equivalents and restricted cash	(78,380)	155,672
Cash, cash equivalents and restricted cash, beginning of period	160,547	23,520
Cash, cash equivalents and restricted cash, end of period	$82,167	$179,191

Supplemental disclosure of non-cash investing and financing activities
Issuance of common stock related to conversion of SAFE notes	$—	$136,001
Issuance of common stock related to exercise of warrant liabilities	$—	$6,999
Reclassification of deferred offering costs	$—	$2,610
Deferred offering costs in accounts payable and accrued expenses at period end	$238	$—
Assumption of merger warrants liability	$—	$31,225
Operating lease right-of-use assets in exchange for lease obligations	$—	$8,501
Stock repurchase liability fair value	$10,000	$—

Supplemental disclosure of cash flow information
Cash paid for income taxes	$—	$1
Cash paid for interest	$1,960	$1,750

Reclassifications
Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.
Use of Non-GAAP Financial Measures (unaudited)
This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.
Quarterly adjusted EBITDA
A reconciliation of adjusted EBITDA to net loss for the three months ended September 30, 2022, September 30, 2021, and June 30, 2022, is set forth below:

	Three Months Ended
(in thousands)	September 30, 2022	September 30, 2021	June 30, 2022
Net Income (Loss)	$(21,298)	$(5,614)	$(22,872)
Interest income	(28)	—	(5)
Interest expense	1,261	4,328	1,413
Depreciation & amortization	253	320	284
EBITDA	(19,812)	(966)	(21,180)
(Decrease) increase in fair value of SAFE notes	—	(26,924)	—
(Decrease) increase in fair value of warrants	(1,579)	2,712	(2,254)
Realized loss on disposal of assets	45	—	(1)
Transaction costs allocated to warrant liability	—	4,780	—
SEC and CFIUS legal expenses	279	2,188	505
Class action litigation legal expenses	621	54	600
Other non-recurring litigation legal expense	447	—	170
SEC compliance costs	20	—	36
NSA compliance costs	487	882	832
Severance and other non-recurring expenses[1]	90	(7)	103
Stock-based compensation	3,289	3,075	3,035
Adjusted EBITDA	$(16,113)	$(14,206)	$(18,154)
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended September 30, 2022, September 30, 2021, and June 30, 2022, is set forth below:

	Three Months Ended
(in thousands)	September 30, 2022	September 30, 2021	June 30, 2022
Selling, general, and administrative expenses	$11,184	$12,057	$12,861
Stock-based compensation	2,552	3,023	2,521
SEC and CFIUS legal expenses	279	2,188	505
Class action litigation legal expenses	621	54	600
Other non-recurring litigation legal expense	447	—	170
SEC compliance costs	20	—	36
NSA compliance costs	487	882	832
Severance and other non-recurring expenses	52	—	103
Non-GAAP selling, general, administration expenses	$6,726	$5,910	$8,094
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended September 30, 2022, September 30, 2021, and June 30, 2022, is set forth below:

	Three Months Ended
(in thousands)	September 30, 2022	September 30, 2021	June 30, 2022
Research and development expenses	$10,571	$9,047	$10,896
Prepaid launch deposit impairment	—	—	—
Stock-based compensation	737	52	514
Severance and other related expenses[1]	38	(7)	—
Non-GAAP Research and development expenses	$9,796	$9,002	$10,382
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid
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For media inquiries:
press@momentus.space

For investor relations inquiries:
investors@momentus.space